Exhibit 10.5a

FORM OF THIRD AMENDED AND RESTATED

SECURITYHOLDERS’ AGREEMENT

dated as of

[                    ], 2008

by and among

MAGNACHIP SEMICONDUCTOR CORPORATION

MAGNACHIP SEMICONDUCTOR LLC,

CVC CAPITAL PARTNERS ASIA PACIFIC L.P.,

ASIA INVESTORS LLC,

CVC CAPITAL PARTNERS ASIA PACIFIC II L.P.,

CVC CAPITAL PARTNERS ASIA PACIFIC II PARALLEL FUND - A, L.P.,

CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.,

CVC EXECUTIVE FUND LLC,

CVC/SSB EMPLOYEE FUND, L.P.,

CVC CO-INVESTORS (as defined herein),

FRANCISCO PARTNERS, L.P.,

FRANCISCO PARTNERS FUND A, L.P.,

FP ANNUAL FUND INVESTORS, LLC

FP-MAGNACHIP CO-INVEST, LLC

PENINSULA INVESTMENT PTE. LTD.,

MANAGEMENT INVESTORS (as defined herein),

and

CERTAIN OTHER PERSONS NAMED HEREIN

-i-

TABLE OF CONTENTS

(continued)

-ii-

THIRD AMENDED AND RESTATED SECURITYHOLDERS’ AGREEMENT

THIS IS A THIRD AMENDED AND RESTATED SECURITYHOLDERS’ AGREEMENT dated as of [                    ], 2008 among (i) MagnaChip Semiconductor Corporation, a Delaware corporation (the “Company”), (ii) MagnaChip Semiconductor LLC, a Delaware limited liability company (“MSLLC”), (iii) CVC Capital Partners Asia Pacific L.P., a Cayman Islands limited partnership (“CVC Asia LP”), Asia Investors LLC, a Delaware limited liability company (“Asia Investors”), CVC Capital Partners Asia Pacific II L.P., a Cayman Islands limited partnership (“CVC Asia II LP”) and CVC Capital Partners Asia Pacific II Parallel Fund—A, L.P., a Cayman Islands limited partnership (“CVC Asia II Parallel LP” and, collectively with CVC Asia LP, Asia Investors and CVC Asia II LP, “CVC Asia Pacific Investors”), (iv) Citigroup Venture Capital Equity Partners, L.P., a Delaware limited partnership (“CVC Equity Fund”), CVC Executive Fund LLC, a Delaware limited liability company (“CVC Executive Fund”), CVC/SSB Employee Fund, L.P., a Delaware limited partnership (“CVC Employee Fund”), the persons named on Schedule I hereto (collectively, the “CVC Co-Investors” and, collectively with CVC Equity Fund, CVC Executive Fund and CVC Employee Fund, “CVC US”), (v) Francisco Partners, L.P., a Delaware limited partnership (“FP LP”), Francisco Partners Fund A, L.P., a Delaware limited partnership (“FP Fund A”), FP Annual Fund Investors, LLC, a Delaware limited liability company (“FP Annual Fund”) and FP-MagnaChip Co-Invest, LLC, a Delaware limited liability company (“FP Co-Invest” and, collectively, with FP LP, FP Fund A, FP Annual Fund and FP Co-Invest, “FP”), (vi) Peninsula Investment Pte. Ltd., a Singapore private company (“Peninsula”), (vii) the persons named on Schedule II hereto (collectively, “Management Investors”) and (viii) such persons that shall sign joinder agreements to this Agreement in accordance with the terms hereof. Each of CVC US and FP are sometimes referred to herein individually as an “Institutional Securityholder” and collectively as the “Institutional Securityholders.”

WITNESSETH:

WHEREAS, MSLLC and certain parties hereto previously entered into a Second Amended and Restated Securityholders’ Agreement dated as of October 6, 2004 (the “Original Agreement”) in connection with such parties’ ownership or acquisition of securities of MSLLC;

WHEREAS, concurrently herewith the Company is consummating its First Public Offering (as defined below);

WHEREAS, concurrently with the consummation of the First Public Offering, the holders of the limited liability company interests of MSLLC have exchanged such interests for Common Shares (as defined below) and holders of options, warrants or other rights to acquire limited liability company interests of MSLLC have exchanged such options, warrants and other rights for options, warrants or other rights to acquire Common Shares and all of the limited liability company interests of MSLLC will be owned by the Company; and

WHEREAS, the parties hereto desire to enter into this Agreement to amend and restate the Original Agreement and supersede and replace the Original Agreement in its entirety and to enter into this Agreement to govern certain of their rights, duties and obligations with respect to the Company Securities (as defined below);

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions.

(a) The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, provided that no securityholder of the Company shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Company. For the purpose of this definition, the term “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Ownership” means, with respect to any holder or group of holders of Company Securities, and with respect to any class of Company Securities, the total number of shares (or other unit of measurement into which such securities are designated) of such class of Company Securities “beneficially owned” (as such term is defined in Rule 13d-3 of the Exchange Act) (without duplication) by such holder or group of holders as of the date of such calculation, calculated as if all shares issuable in respect of securities convertible into or exchangeable for such shares, have been issued and all options, warrants and other rights to purchase or subscribe for shares of such class of Company Securities have been exercised (regardless of any vesting provisions contained therein).

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

“Company Securities” means (i) the Common Shares, (ii) securities convertible into or exchangeable for Common Shares and (iii) options, warrants or other rights to acquire Common Shares or any other equity or equity-linked security issued by the Company.

“Common Shares” means the Common Stock, par value $0.01 per share, of the Company and any securities into which such Common Shares may hereafter be converted or changed.

“Core Shareholders” means CVC US (other than the CVC Co-Investors), FP, the CVC Asia Pacific Investors, Peninsula and the Permitted Transferees of any Core Shareholder to whom such Core Shareholder transfers Company Securities after the date hereof.

“Dollars” or “$” means the lawful currency of the United States of America.

“Drag-Along Portion” means, with respect to any Other Securityholder and any series or class of Company Securities, (i) the Aggregate Ownership of such series or class of Company Securities by such Other Securityholder multiplied by (ii) a fraction, the numerator of which is the number of units or shares of such series or class of Company Securities proposed to be purchased by a Third Party in the applicable Compelled Sale under Section 4.02 and the denominator of which is the Fully-Diluted number of units or shares of such series or class of Company Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Public Offering” means the Public Offering consummated on the date hereof.

“Five Percent Securityholder” means a Securityholder whose Aggregate Ownership of Common Shares, when aggregated with the Aggregate Ownership of Common Shares of all of its Permitted Transferees, divided by the Aggregate Ownership of such Common Shares by all Securityholders, is 5% or more.

“Fully Diluted” means, with respect to any series or class of Company Securities, all outstanding shares of such series or class of Company Securities and all shares issuable in respect of securities convertible into or exchangeable for such shares, all options, warrants and other rights to purchase or subscribe for shares of such series or class of Company Securities or securities convertible into or exchangeable for shares of such series or class of Company Securities, provided that, to the extent any of the foregoing options, warrants or other rights to purchase or subscribe for such Company Securities are subject to vesting, the Company Securities subject to vesting shall be included in the definition of “Fully Diluted” only upon and to the extent of such vesting.

“Hynix” means Hynix Semiconductor Inc.

“Initial Ownership” means, with respect to any Securityholder and any series or class of Company Securities, the Aggregate Ownership of such series or class by such Securityholder as of the date hereof, or, in the case of any Person who shall become a party to this Agreement on a later date, as of such later date, in each case taking into account any stock split, stock dividend, reverse stock split or similar event.

“Organizational Documents” means the certificate of incorporation and bylaws of the Company, as the same may be amended from time to time.

“Other Securityholders” means all Securityholders other than the Institutional Securityholders.

“Permitted Transferee” means

(i) in the case of CVC Asia LP, CVC Asia II LP, CVC Asia II Parallel LP, Asia Investors and each of their respective Permitted Transferees, each of (A) Asia Enterprise II Domestic LLC, Asia Enterprise II Offshore, L.P., Citigroup, Inc. or any of its Affiliates in their capacity as co-investors with such Persons and any other fund, co-investment partnership or similar investment vehicle formed for the purpose of investing with CVC Asia LP, CVC Asia II Parallel LP or CVC Asia II LP (each a “CVC Asia Pacific Fund”), (B) any general or limited partner of any CVC Asia Pacific Fund or co-investment partnership (each, a “CVC Asia Pacific Partner,” and, collectively, the “CVC Asia Pacific Partners”), and any corporation, partnership or other entity that is an Affiliate of any CVC Asia Pacific Partner (collectively “CVC Asia Pacific Affiliates”), (C) any managing director, general partner, director, limited partner, officer or employee of any CVC Asia Pacific Fund, any CVC Asia Pacific Partner or any CVC Asia Pacific Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (C) (collectively, “CVC Asia Pacific Associates”) and (D) any trust, the beneficiaries of which, any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only one or more CVC Asia Pacific Funds, CVC Asia Pacific Partners, CVC Asia Pacific Affiliates, CVC Asia Pacific Associates, their spouses or their lineal descendants (the Persons described in clauses (A) through (D), the “CVC Asia Pacific Permitted Transferees”); provided, that each of CVC Employee Fund, CVC Equity Fund and CVC Executive Fund shall not be a “Permitted Transferee” of any CVC Asia Pacific Investors; provided further that to the extent a Person is a Permitted Transferee under both subparagraphs (i) and (ii) of this definition of “Permitted Transferee” such Person may transfer any Company Securities it receives as a Permitted Transferee pursuant to this subparagraph (i) only to a CVC Asia Pacific Permitted Transferee and, for purposes of any provision of this Agreement pursuant to which the Company Securities of CVC Asia Pacific Investors and its Permitted Transferees are aggregated hereunder, such Person shall be deemed a Permitted Transferee pursuant to this subparagraph (i) only to the extent of the Company Securities held by such Person as a Permitted Transferee pursuant to this subparagraph (i);

(ii) in the case of CVC Employee Fund, CVC Equity Fund, CVC Executive Fund, CVC Co-Investors and each of their respective Permitted Transferees, (A) any CVC US fund or co-investment partnership or similar investment vehicle, (B) (1) any general or limited partner of any CVC US fund or co-investment partnership (collectively, a “CVC US Partner”), and (2) Citigroup and any corporation, partnership or other entity that is an Affiliate of Citigroup or any CVC US Partner (collectively “CVC US Affiliates”), (C) any CVC Co-Investor, Diana K. Mayer or any managing director, general partner, director, limited partner, officer or employee of any CVC US fund, any CVC US Partner or any CVC US Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (C) (collectively, “CVC US Associates”), (D) any trust, the beneficiaries of which, any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only CVC US, CVC US Partners, CVC US Affiliates, CVC Associates, their spouses or their lineal descendants (the Persons described in clauses (A) through (D), the “CVC US Permitted Transferees”); provided, that each of CVC Asia LP, CVC Asia II LP, CVC Asia II Parallel LP and Asia Investors shall not be a “Permitted Transferee” of CVC US; provided further that to the extent a Person is a Permitted Transferee under both subparagraphs (i) and (ii) of this definition of “Permitted Transferee” such Person may transfer any Company Securities it receives as a Permitted Transferee pursuant to this subparagraph (ii) only to a CVC US Permitted Transferee and, for purposes of any provision of this Agreement pursuant to which the Company Securities of CVC US and its Permitted Transferees are aggregated hereunder, such Person shall be deemed a Permitted Transferee pursuant to this subparagraph (ii) only to the extent of the Company Securities held by such Person as a Permitted Transferee pursuant to this subparagraph (ii);

(iii) in the case of FP LP, FP Fund A, FP Annual Fund, FP Co-Invest, and each of their Permitted Transferees, (A) any FP fund or co-investment partnership or limited liability company, (B) (1) any general or limited partner of any FP fund or co-investment partnership (collectively, an “FP Partner”), and (2) any corporation, partnership or other entity that is an Affiliate of any FP Partner (collectively “FP Affiliates”) or (3) any manager or member of any FP co-investment limited liability company (collectively, “FP Member”), (C) any managing director, general partner, director, limited partner, officer or employee of any FP fund, any FP Partner, any FP Affiliate or any FP Member, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (C) (collectively, “FP Associates”), (D) any trust, the beneficiaries of which, any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only FP, FP Partners, FP Affiliates, FP Associates, FP Members, their spouses or their lineal descendants;

(iv) in the case of Peninsula and its Permitted Transferees, any Affiliate of Peninsula; provided, that the consent of both the CVC US Securityholder Representative and the FP Securityholder Representative, which consent shall not be unreasonably withheld shall be obtained prior to such Transfer; and

(v) in the case of any Other Securityholder (other than Peninsula) that is or becomes a party to this Agreement and its Permitted Transferees, (A) a Person to whom Common Shares are Transferred from such Other Securityholder (1) by will or the laws of descent and distribution or (2) by gift without consideration of any kind, provided that, in the case of clause (2), such transferee is (x) the spouse or the lineal descendant, sibling or parent of such Securityholder, or (y) if such Securityholder is a trust, or family corporation, limited liability company or partnership of the type described in the following clause (B), a beneficiary of, or a stockholder, member or partner of, such Securityholder or (B) any trust, the beneficiaries of which, any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only such Other Securityholder or its Permitted Transferees.

“Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Public Offering” means a public offering of the Common Shares of the Company (or any successor to the Company) pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Registrable Securities” means, at any time, any Common Shares and any securities issued or issuable in respect of such Common Shares by way of conversion, exchange, dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise until, with respect to any such Common Shares or other Company Securities (i) a registration statement covering such Common Shares has been declared effective by the SEC and such Common Shares have been disposed of pursuant to such effective registration statement, (ii) such Common Shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) such Common Shares are otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for such Common Shares not bearing the legend required pursuant to this Agreement and such Common Shares may be resold without subsequent registration under the Securities Act.

“Registration Expenses” means (i) all registration and filing fees, (ii) fees and expenses of compliance with any securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities registered), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 5.04(h) hereof), (vi) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of (A) one counsel for all of the Securityholders participating in the offering selected (x) by the Institutional Securityholders, in the case of any offering in which such entities participate, or (y) in any other case, by the Securityholders holding the majority of Company Securities to be sold for the account of all Securityholders in the offering and (B) such additional counsel as may be approved by the Institutional Securityholders to address any issues specific to a particular Securityholder or group of Securityholders, (viii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. (the “NASD”) including fees and expenses of any “qualified independent underwriter” and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses (except as set forth in clause (vii) above) of the Securityholders (or the agents who manage their accounts) or any fees and expenses of underwriter’s counsel.

“Rule 144” means Rule 144 under the Securities Act.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means the Common Shares.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securityholder” means each Person (other than the Company) who shall be a party to or bound by this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Sections 3.03 or 7.03 or otherwise, so long as such Person shall “beneficially own” (as such term is defined in Rule 13d-3 of the Exchange Act) any Company Securities.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

“Tag-Along Portion” means the product of (X) the Aggregate Ownership of Common Shares by the Tag-Along Seller or the Tagging Person, as applicable, immediately prior to such

Transfer and (Y) a fraction, the numerator of which is the maximum number of Common Shares that the buyer in the Tag-Along Sale is willing to purchase, and the denominator of which is the Aggregate Ownership of Common Shares by the Tag-Along Seller and all Tagging Persons.

“Third Party” means a prospective purchaser(s) of (i) Company Securities from a Securityholder or (ii) all or substantially all of the assets of the Company, in an arm’s-length transaction where such purchaser is not a Permitted Transferee or other Affiliate of any Securityholder.

“Transfer” means, with respect to any Company Security, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such security or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation or other transfer of such security or any participation or interest therein or any agreement or commitment to do any of the foregoing.

(b) The term “Institutional Securityholder”, to the extent such entity shall have transferred any of its Company Securities to any of its Permitted Transferees, shall mean the Institutional Securityholder and such Permitted Transferees, taken together.

(c) The term “Other Securityholders”, to the extent any such Other Securityholders shall have transferred any of their Company Securities to any of their Permitted Transferees, shall mean the Other Securityholders and such Permitted Transferees, taken together.

(d) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
$1.01(a)
Additional Directors	2.01
Affiliate	1.01(a)
Aggregate Ownership	1.01(a)
Applicable Holdback Period	5.03
Asia Investors	Preamble
Board	1.01(a)
Business Day	1.01(a)
Cause	2.02
Common Shares	1.01(a)
Company	Preamble
Company Personnel	3.05(e)
Company Securities	1.01(a)
Compelled Sale	4.02(a)
Compelled Sale Notice	4.02(a)
Compelled Sale Notice Period	4.02(a)
Compelled Sale Price	4.02(a)

Confidential Information	6.01(b)
control	1.01(a)
controlled by	1.01(a)
controlling	1.01(a)
Core Directors	2.01
Core Shareholders	1.01(a)
CVC AP Designator	2.01
CVC Asia II Limited	6.04(a)
CVC Asia II LP	Preamble
CVC Asia II Parallel LP	Preamble
CVC Asia LP	Preamble
CVC Asia Pacific Affiliates	1.01(a)
CVC Asia Pacific Associates	1.01(a)
CVC Asia Pacific Fund	1.01(a)
CVC Asia Pacific Investors	Preamble
CVC Asia Pacific Partner	1.01(a)
CVC Asia Pacific Partners	1.01(a)
CVC Asia Pacific Permitted Transferees	1.01(a)
CVC Asia Pacific Securityholder Representative	6.04(a)
CVC Co-Investors	Preamble
CVC Core Directors	2.01
CVC Employee Fund	Preamble
CVC Equity Fund	Preamble
CVC Executive Fund	Preamble
CVC US	Preamble
CVC US Affiliates	1.01(a)
CVC US Associates	1.01(a)
CVC US Designator	2.01
CVC US Partner	1.01(a)
CVC US Permitted Transferees	1.01(a)
CVC US Securityholder Representative	6.04(b)
Demand Registration	5.01(a)
Dissolution Transferees	3.03(b)
Dollars	1.01(a)
Drag-Along Portion	1.01(a)
Drag-Along Rights	4.02(a)
Eligible Securityholder	4.01(a)
Exchange Act	1.01(a)
First Public Offering	1.01(a)
Five Percent Securityholder	1.01(a)
FP	Preamble
FP Affiliates	1.01(a)
FP Annual Fund	Preamble
FP Associates	1.01(a)

FP Co-Invest	Preamble
FP Core Directors	2.01
FP Designator	2.01
FP Fund A	Preamble
FP LP	Preamble
FP Member	1.01(a)
FP Partner	1.01(a)
FP Securityholder Representative	6.04(c)
Fully Diluted	1.01(a)
Holders	5.01(a)(ii)
Hynix	1.01(a)
Incidental Registration	5.02(a)
Indemnified Party	5.07
Indemnifying Party	5.07
Initial Ownership	1.01(a)
Inspectors	5.04(g)
Institutional Securityholder	Preamble
Institutional Securityholders	Preamble
Joinder	3.03(a)
Management Investors	Preamble
MSLLC	Preamble
NASD	1.01(a)
Non-Requesting Securityholder	5.01(a)
Observer Right	2.06
Organizational Documents	1.01(a)
Original Agreement	Recitals
Other Securityholders	1.01(a)
Peninsula	Preamble
Peninsula Securityholder Representative	6.04(d)
Permitted Transferee	1.01(a)
Person	1.01(a)
Potential Conflict Matter	2.06
Public Offering	1.01(a)
Records	5.04(g)
Registrable Securities	1.01(a)
Registration Expenses	1.01(a)
Replacement Nominee	2.03(a)
Representatives	6.01(b)
Requesting Securityholder	5.01(a)
Rule 144	1.01(a)
SEC	1.01(a)
Securities	1.01(a)
Securities Act	1.01(a)
Securityholder	1.01(a)
Shortform Registration	5.01(a)

Subsidiary	1.01(a)
Tag-Along Escrow Amount	4.01(f)
Tag-Along Escrow Notice	4.01(f)
Tag-Along Notice	4.01(a)
Tag-Along Notice Period	4.01(a)
Tag-Along Offer	4.01(a)
Tag-Along Portion	1.01(a)
Tag-Along Response Notice	4.01(a)
Tag-Along Right	4.01(a)
Tag-Along Sale	4.01(a)
Tag-Along Seller	4.01(a)
Tagging Person	4.01(a)
Third Party	1.01(a)
Transfer	1.01(a)
under common control with	1.01(a)

ARTICLE 2

CORPORATE GOVERNANCE

Section 2.01. Composition of the Board. (a) The Core Shareholders and the Company agree that the Company’s nominees for the Board shall consist of ten directors as follows:

(i) three directors will be designated by either (A) CVC Equity Fund, at any time it holds Common Shares or (B) the CVC US Securityholder Representative, at any time when the CVC Equity Fund does not hold Common Shares (such designating party, the “CVC US Designator”) (two such directors, as designated by the CVC US Designator, the “CVC Core Directors”), which such directors are currently: David F. Thomas (CVC Core Director), Paul C. Schorr IV (CVC Core Director) and Jerry M. Baker;

(ii) three directors will be designated by either (A) FP LP, at any time it holds Common Shares or (B) the FP Securityholder Representative, at any time when FP LP does not hold Common Shares (such designating party, the “FP Designator”) (two such directors, as designated by the FP Designator, the “FP Core Directors” and, together with the CVC Core Directors, the “Core Directors”), which such directors are currently: Dipanjan Deb (FP Core Director), Phokion Potamianos (FP Core Director) and Armando Geday;

(iii) one director will be designated by either (A) CVC Asia II LP, at any time it holds any Common Shares or (B) the CVC Asia Pacific Securityholder Representative, at any time when CVC Asia II LP does not hold Common Shares (such designating party, the “CVC AP Designator”), which such director is currently Roy Kuan;

(iv) one director will be the chief executive officer of the Company for so long as he or she is employed by the Company, which officer is currently Sang Park;

(v) one director will be the chief financial officer of the Company for so long as he or she is employed by the Company, which officer is currently Robert J. Krakauer; and

(vi) the remaining director will be an independent director designated by unanimous approval of the CVC US Designator, the FP Designator and the chief executive officer of the Company at the time, which such director is currently R. Douglas Norby.

If the number of directors that comprise the entire Board is increased in accordance with Section 2.05, the nominees for directors to be added to the Board (the “Additional Directors”) must be “independent directors” within the meaning of the rules or regulations of the SEC and the principal securities exchange or quotation system on which the Common Shares are traded or quoted (to the extent required to meet such applicable rules or regulations) and the nominees for directors to be Additional Directors must be designated by unanimous approval of the CVC US Designator, the FP Designator and the chief executive officer of the Company at the time.

(b) Each Core Shareholder entitled to vote for the election of directors to the Board agrees that it will vote its Company Securities or execute written consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of Securityholders) in order to ensure that the composition of the Board is as set forth in this Section 2.01 and that the nominees designated as set forth in this Section 2.01 are elected to the Board.

(c) The Core Shareholders and the Company agree that: The right of each of the CVC US Designator and the FP Designator to designate at least three directors of the Board pursuant to this Article 2 shall be reduced to the right to designate only one director of the Board at such time as the Aggregate Ownership of Common Shares by CVC US and its Permitted Transferees (for purposes of determining the number of directors appointed by the CVC US Designator) or FP and its Permitted Transferees (for purposes of determining the number of directors appointed by the FP Designator) divided by the ownership of Common Shares by all holders of outstanding Common Shares is less than 10% and the right to designate any director of the Board pursuant to this Article 2 shall terminate at such time as the Aggregate Ownership of Common Shares by CVC US and its Permitted Transferees (for purposes of determining the number of directors appointed by the CVC US Designator) or FP and its Permitted Transferees (for purposes of determining the number of directors appointed by the FP Designator), divided by the ownership of Common Shares by all holders of outstanding Common Shares is less than 5%. The right of the CVC AP Designator, to designate one director of the Board shall terminate at such time as the Aggregate Ownership of Common Shares by the CVC Asia Pacific Investors and their Permitted Transferees, divided by the ownership of Common Shares by all holders of outstanding Common Shares is less than 5%. The obligations imposed on the Core Shareholders to give effect to the rights to designate directors set forth in Section 2.01 shall terminate as to any Person when such Person’s right to designate a director is terminated. Upon the termination of the rights of the CVC US Designator, the FP Designator and the CVC AP Designator to designate at least one director of the Board pursuant to this Section 2.01, Article 2 shall terminate in full.

(d) The Company agrees to cause each individual designated pursuant to Section 2.01(a) or 2.03 to be nominated to serve as a director on the Board, and to take all other necessary actions (including calling a special meeting of the Board and/or securityholders) to ensure that the composition of the Board is as set forth in this Section 2.01 and each Securityholder receives the benefits to which each such Securityholder is entitled under this Agreement.

Section 2.02. Removal. Each Core Shareholder agrees that if, at any time, it is then entitled to vote for the removal of directors of the Company, it will not vote any of its Company Securities in favor of the removal of any director who shall have been designated or nominated in accordance with Section 2.01 or Section 2.03, unless such removal shall be for Cause or the Person or Persons entitled to designate or nominate such director shall have consented to such removal in writing, provided that if the Person or Persons entitled to designate or nominate any director pursuant to Section 2.01 shall request in writing the removal, with or without Cause, of such director, such Core Shareholder shall vote its Company Securities in favor of such removal. Removal for “Cause” shall mean removal of a director because of such director’s (a) willful and continued failure substantially to perform his or her statutory or fiduciary duties to the Company in his or her established position, (b) participation in a fraud, act of dishonesty or other misconduct that is injurious, monetarily or otherwise, to the Company or any of its Subsidiaries, (c) being charged with or pleading guilty to a felony or a crime involving fraud or dishonesty, (d) violation of any state or federal law that has an adverse effect on the Company or (e) abuse of illegal drugs or other controlled substances or habitual intoxication.

Section 2.03. Vacancies. If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board, the Core Shareholders and the Company agree that:

(a) the Person or Persons entitled under Section 2.01 to designate or nominate such director whose death, disability, retirement, resignation or removal (with or without Cause) resulted in such vacancy may, subject to the provisions of Section 2.01, designate another individual (the “Replacement Nominee”) to fill such vacancy and serve as a director of the Company; and

(b) subject to Section 2.01, each Core Shareholder then entitled to vote for the election of the Replacement Nominee as a director of the Company agrees that it will vote its Company Securities, or execute a proxy or written consent, as the case may be, in order to ensure that the Replacement Nominee be elected to the Board.

Section 2.04. Meetings. The Core Shareholders and the Company agree that the Board shall hold a regularly scheduled meeting at least once every calendar quarter.

Section 2.05. Action by the Board. The Core Shareholders and the Company agree that:

(a) A quorum of the Board shall consist of a majority of the total number of directors, which such majority shall include a majority of the designees of the CVC US Designator and a majority of the designees of the FP Designator; provided that in the event that either of the CVC US Designator or the FP Designator, has the right to designate fewer than three directors pursuant to Section 2.01 hereof, a quorum shall exist if at least one Core Director designated by such Person is present.

(b) All actions of the Board shall require (i) the affirmative vote of at least a majority of the directors present at a duly convened meeting of the Board at which a quorum is present or (ii) the unanimous written consent of the Board, provided that, in the event that there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

(c) The Board may create executive, compensation, audit and such other committees as it may determine. Except with respect to the audit committee, the (i) Institutional Securityholders together shall be entitled to majority representation on any committee created by the Board, half of which such majority representation shall consist of a Core Director or Directors designated by the CVC US Designator and half of which such majority representation shall consist of a Core Director or Directors designated by the FP Designator, (ii) CVC Asia Pacific Investors or their Permitted Transferees shall be entitled to minority representation on each committee created by the Board, and (iii) Company and each Core Shareholder entitled to vote for the election of the chairman of any committee (in its capacity as a Securityholder, director of the Board, member of a committee, or otherwise) created by the Board will take all necessary action to ensure that the chairman of such committee is a director designated by the CVC US Designator or the FP Designator in accordance with Section 2.01, in each case until such time as the committee members designated by such Core Shareholders are required to be removed as a result of the Company no longer qualifying as a “controlled company” (within the meaning of the principal securities exchange or quotation system on which the Common Shares are traded or quoted and solely in connection with the ownership of Common Shares by the Core Shareholders).

(d) Until such time as the Company no longer qualifies as a “controlled company” (within the meaning of the principal securities exchange or quotation system on which the Common Shares are traded or quoted and solely in connection with the ownership of Common Shares by the Core Shareholders), no action by the Company (including but not limited to any action by the Board or any committee thereof) shall be taken after the date hereof with respect to any of the following matters without the affirmative approval of the Board and either the CVC US Securityholder Representative or the FP Securityholder Representative, in each case, in its capacity as agent for Persons comprising CVC US and FP, in each case, in its capacity as a Securityholder; provided that the vote of a Core Director designated by the CVC US Designator or the FP Designator in favor of any action for which approval is required pursuant to this Section 2.05(d) shall constitute the consent of the CVC US Securityholder Representative (in the case of a vote of a director designated by the CVC US Designator) and the FP Securityholder

Representative (in the case of a vote of a director designated by the FP Designator) in its capacity as agent for Persons comprising CVC US and FP, in each case, in its capacity as a Securityholder:

(i) (1) any merger or consolidation of the Company with or into any Person, other than a wholly owned Subsidiary, or of any Subsidiary with or into any Person other than the Company or any other wholly owned Subsidiary, or (2) any sale of the Company or any Subsidiary or any significant operations of the Company or any Subsidiary or any joint venture transaction, acquisition or disposition of assets, business, operations or securities by the Company or any Subsidiary (in a single transaction or a series of related transactions) having a value in each case in this clause (2) in excess of $3,000,000,

(ii) the declaration of any dividend on or the making of any distribution with respect to, or the recapitalization, reclassification, redemption, repurchase or other acquisition of, any securities of the Company or any Subsidiary, except as expressly permitted by this Agreement,

(iii) any liquidation, dissolution, commencement of bankruptcy, liquidation or similar proceedings with respect to the Company or any Subsidiary,

(iv) any incurrence, refinancing, alteration of material terms or prepayment by the Company or any Subsidiary of indebtedness for borrowed money in excess of $2,000,000 in the aggregate (or the guaranty by the Company or any Subsidiary of any such indebtedness), or the issuance of any security by the Company or any Subsidiary (not including issuances of such securities in connection with employee or stock option plans previously approved by the Board pursuant to clause (vii) below), in each case other than as specifically contemplated by this Agreement,

(v) any capital expenditure or capital lease in excess of $1,000,000 which is not specifically contemplated by the annual business plan of the Company or any Subsidiary,

(vi) any entering into, amending or modifying in any material respect of any agreements of the Company or any Subsidiary providing for payments by or to the Company or such Subsidiary in excess of $2,000,000 per annum or $5,000,000 in the aggregate,

(vii) any determination of compensation, benefits, perquisites and other incentives for (a) senior management or (b) any other employee whose annual compensation is or will be as a result of such determination in excess of $100,000 per year, of the Company or its Subsidiaries and the approval or amendment of any plans or contracts in connection therewith, and any approval or amendment to any equity or other compensation or benefit plans for employees of the Company or its Subsidiaries,

(viii) any appointment or dismissal of any of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer or Chief Operating Officer or any other executive officer in any similar capacity of the Company or any Subsidiary,

(ix) any change in accounting or tax principles, policies with respect to the financial statements, records or affairs of the Company or any Subsidiary, except as required by generally accepted accounting principles or by law or any other matters that could affect any regulatory status or tax liability of the Company or any Subsidiary, or any Securityholder with respect to the investment by such Securityholder in the Company,

(x) any appointment or removal of the auditors, regular legal counsel, financial advisors, underwriters (except underwriters selected as provided in the first sentence of Section 5.04(f), unless such Demand Registration constitutes a First Public Offering), investment bankers or company-wide insurance providers of the Company or any Subsidiary,

(xi) any amendment to this Agreement, any exercise or waiver of the Company’s rights under this Agreement, any amendment to an Organizational Document or similar organizational documents of any Subsidiary,

(xii) any approval of the annual business plan, budget and long-term strategic plan of the Company or any Subsidiary,

(xiii) any modification of the long-term business strategy or scope of the business of the Company or any Subsidiary or any material customer relationships thereof,

(xiv) any increase or decrease to the number of directors that comprise the entire Board of the Company or board of directors of any Subsidiary,

(xv) any entry into or modification of any contract with a labor union (including any collective bargaining agreement),

(xvi) any entry into or modification of any contract with, obligation to or transaction or series of transactions between (1) the Company or any Subsidiary and (2) Hynix or any controlled Affiliate of Hynix, or

(xvii) any contract with, obligation to or transaction or series of transactions between, the Company or any Subsidiary and one or more of its securityholders or their Affiliates.

Section 2.06. Observer Right. Each Core Shareholder shall have the right (an “Observer Right”) to designate one representative to attend, at the Company’s expense (including reasonable travel expenses), all meetings of the Board and any committee thereof and, at reasonable times upon reasonable advance notice to the Company, to consult with management of the Company and inspect the books and records of the Company, so long as such Core Shareholder shall own Common Shares and the Institutional Securityholders have determined in their discretion that such right is necessary or advisable in order for such Core Shareholder to maintain its qualification as a venture capital operating company within the meaning of regulations promulgated by the United States Department of Labor. In addition, the Company will provide to such Core Shareholder with an Observer Right copies of any materials or written information provided to directors of the Company at the times such materials or information are provided to directors of the Company, whether or not such Core Shareholder’s representative attends such meetings. The Company will provide such Core Shareholder with an Observer Right with notice of all meetings of the Board on the same basis as notice is provided to directors on the Board. Notwithstanding the foregoing (but subject to any right the Core Shareholder may have independent from this Section 2.06), (a) the Company shall not be obligated to provide any such materials or information to such Core Shareholders unless such Core Shareholder shall have executed a confidentiality agreement in form and substance satisfactory to the Company; (b) the Company shall have the right to exclude such Core Shareholder’s representative from any meetings if (i) the presence of such representative at such meeting would waive any attorney-client privilege or (ii) the matters to be discussed at such meeting include any transaction or potential transaction with such Core Shareholder, its Affiliates or the terms of any agreements or contracts between the Company and the Core Shareholder or its Affiliates (a “Potential Conflict Matter”); and (c) the Company shall have the right to withhold from the Core Shareholder any such materials or information provided to directors of the Company if (i) the providing of such materials or information would waive any attorney-client privilege or (ii) the matters addressed in such materials or information include a Potential Conflict Matter.

Section 2.07. Conflicting Organizational Document Provisions. Each Core Shareholder shall vote its Company Securities or execute proxies or written consents, as the case may be, and shall take all other actions necessary, to ensure that the Company’s Organizational Documents (i) facilitate, and do not at any time conflict with, any provision of this Agreement and (ii) permit each Securityholder to receive the benefits to which each such Securityholder is entitled under this Agreement.

Section 2.08. Notice of Meeting. The Core Shareholders and the Company agree that each director designated by the Core Shareholders shall receive notice and the agenda of each annual and regularly scheduled meeting of the Board or any committee thereof at least three days prior to such meeting and of each special meeting at least seventy-two (72) hours in advance of a special meeting to take place in person and at least forty-eight (48) hours in advance of a special meeting to take place telephonically.

Section 2.09. Subsidiary Governance. The Company and each Core Shareholder agrees that (i) the board of directors of each Subsidiary of the Company shall be comprised of those individuals selected by each director who is then serving on the Board in accordance with Section 2.01, with each director entitled to select one director for each Subsidiary (it being understood that more than one director may select the same Subsidiary director) and (ii) the board of directors of any Subsidiary shall be subject to all the provisions of this Article 2. Each Core Shareholder agrees to vote its Company Securities and to cause its representatives on the Board, subject to their fiduciary duties, to vote and take other appropriate action to effectuate the agreements in this Section 2.09 in respect of any Subsidiary of the Company.

ARTICLE 3

RESTRICTIONS ON TRANSFER

Section 3.01. General. (a) Each Securityholder understands and agrees that its acquisition of the Company Securities have not been registered under the Securities Act and the Company Securities are restricted securities under the Securities Act and the rules and regulations promulgated thereunder. Each Securityholder agrees that it will not Transfer any Company Securities (or solicit any offers in respect of any Transfer of any Company Securities), except in compliance with, or pursuant to, an applicable exemption from the Securities Act, any applicable foreign or state securities or “blue sky” laws, and the terms and conditions of this Agreement.

(b) Any attempt to Transfer any Company Securities not in compliance with this Agreement shall be null and void and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company’s stock records to such attempted Transfer.

Section 3.02. Legends. (a) In addition to any other legend that may be required, each certificate for Company Securities that is issued to any Securityholder shall bear a legend in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE THIRD AMENDED AND RESTATED SECURITYHOLDERS’ AGREEMENT DATED AS OF [                    ], 2008, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY OR ANY SUCCESSOR THERETO.”

(b) If any Company Securities shall cease to be Registrable Securities under clause (i) or clause (ii) of the definition thereof, the Company, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such shares without the first sentence of the legend required by Section 3.02(a) endorsed thereon. If any Company Securities cease to be subject to any and all restrictions on Transfer set forth in this Agreement, the Company, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such Company Securities without the second sentence of the legend required by Section 3.02(a) endorsed thereon.

Section 3.03. Permitted Transferees. (a) Notwithstanding anything in this Agreement to the contrary, any Securityholder may at any time Transfer any or all of its Company Securities to one or more of its Permitted Transferees without the consent of the Board or any other Securityholder or group of Securityholders and without compliance with Sections 3.04, 3.05, 4.01 and 4.02 (but, with respect to the Management Investors, in compliance with any additional restrictions imposed on the transfer of such Company Securities under any other agreement with, or grant from, the Company and with respect to Peninsula and its Permitted Transferees, in compliance with the restrictions set forth in the definition of “Permitted Transferee”) so long as (i) such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement in the form of Exhibit A attached hereto (the “Joinder”) and (ii) the Transfer to such Permitted Transferee is not in violation of applicable federal or state securities laws.

(b) Notwithstanding anything in this Agreement to the contrary, any Securityholder which is formed as a limited partnership or similar pooled investment vehicle may at any time Transfer any or all of its Company Securities to its limited partners (or other investors, as applicable) upon the dissolution or termination of such Securityholder (such Persons the “Dissolution Transferees”); provided (i) that such Dissolution Transferee shall have agreed in writing to be bound by the terms of this Agreement in the form of the Joinder and (ii) the Transfer to such Dissolution Transferee is not violation of applicable federal or state securities laws; provided, further, that any Dissolution Transferee shall not be considered a Permitted Transferee for purposes of any provision of this Agreement whereby the ownership of a Securityholder is determined by aggregating the ownership of such Company Securities by such Securityholder with the Company Securities owned by his or its Permitted Transferees.

(c) If any Permitted Transferee of any Securityholder to which Company Securities have been transferred ceases to be a Permitted Transferee of such Securityholder, such Permitted Transferee shall, and such Securityholder shall cause such Permitted Transferee to, transfer back to such Securityholder (or to another Permitted Transferee of such Securityholder) any Company Securities it owns on or prior to the date that such Permitted Transferee ceases to be a Permitted Transferee of such Securityholder.

Section 3.04. Restrictions on Transfers by the Institutional Securityholders. Except as provided in Section 3.03, each Institutional Securityholder may transfer its Company Securities only as follows:

(a) in a Transfer made in compliance with Section 4.02,

(b) in a Transfer made in compliance with Section 4.01,

(c) in connection with the First Public Offering or in a Public Offering in connection with the exercise of its rights under Article 5 hereof, or

(d) in a Transfer made at the conclusion of the Applicable Holdback Period following the First Public Offering, in compliance with Rule 144, provided, that for purposes of this Section 3.04(d) only, (i) the amount of Company Securities Transferred by an Institutional Securityholder shall be aggregated with the amount of Securities sold by its Permitted Transferees during any relevant time period, whether or not such aggregation is required by subparagraph (e) of Rule 144 and (ii) any Transfers made in accordance with the provisions of subparagraph (k) of Rule 144 shall nonetheless be made in accordance with the volume limitations set forth in subparagraph (e) of Rule 144, as modified by clause (i), as if such subparagraph as so modified were applicable thereto.

Section 3.05. Restrictions on Transfers by the Other Securityholders. Except as provided in Section 3.03, each Other Securityholder may transfer its Company Securities only as follows:

(a) as a Tagging Person in a Transfer made in compliance with Section 4.01,

(b) in a Transfer made in compliance with Section 4.02,

(c) in a Public Offering in connection with the exercise of its rights under Article 5 hereof, provided that no Other Securityholder shall be permitted to Transfer any number of any class of Company Securities if such Transfer would cause such Other Securityholder to hold a smaller percentage of its Initial Ownership of such class immediately following such Transfer than the percentage of the Institutional Securityholders’ Initial Ownership that the Institutional Securityholders own at the time of such Transfer,

(d) in a Transfer made at the conclusion of the Applicable Holdback Period following the First Public Offering, in compliance with Rule 144, provided, that for purposes of this Section 3.05(d) only, (i) the amount of Company Securities Transferred by an Other Securityholder shall be aggregated with the amount of Securities sold by its Permitted Transferees during any relevant time period, whether or not such aggregation is required by subparagraph (e) of Rule 144 and (ii) any Transfers made in accordance with the provisions of subparagraph (k) of Rule 144 shall nonetheless be made in accordance with the volume limitations set forth in subparagraph (e) of Rule 144, as modified by clause (i), as if such subparagraph as so modified were applicable thereto; provided further that no Other Securityholder shall be permitted to Transfer any number of shares or units of any class of Company Securities if such Transfer would cause such Other Securityholder to hold a smaller percentage of its Initial Ownership of such class immediately following such Transfer than the percentage of the Institutional Securityholders’ Initial Ownership that the Institutional Securityholders own at the time of such Transfer,

(e) in the case of any Company Personnel, in a Transfer approved by a majority of the members of the compensation committee of the Board (where “Company Personnel” means current and former directors, officers, and employees of the Company or any of its Subsidiaries excluding Affiliates of the Core Shareholders),

or

(g) in a Transfer made with the prior written consent of the CVC US Securityholder Representative and the FP Securityholder Representative.

Section 3.06. Restrictions on Transfer under a Credit Agreement, Indenture or Other Agreement for Indebtedness. Notwithstanding the foregoing provisions of this Article 3, if a Transfer otherwise permitted hereunder (other than a Compelled Sale) would trigger, under the terms of any outstanding credit agreement, indenture or any other agreement for indebtedness to which the Company is a party, (i) a change of control requiring repayment or (ii) other adverse consequence to the Company, then such Transfer shall be prohibited without the approval of the Board.

ARTICLE 4

TAG-ALONG RIGHTS; DRAG-ALONG RIGHTS

Section 4.01. Rights to Participate in Transfer. (a) Subject to Sections 3.04, 3.05, 3.06 and 4.01(h), if any Institutional Securityholder proposes to Transfer any number of any class or series of Company Securities other than to its Permitted Transferees (any such sale shall be referred to herein as, the “Tag-Along Sale,” and any Securityholder proposing to Transfer Company Securities pursuant to a Tag-Along Sale shall be referred to herein as, the “Tag-Along Seller”), each Securityholder other than the Tag-Along Seller (each, an “Eligible Securityholder”) may elect, at its option, to exercise its rights under this Section 4.01.

In the event of such a proposed Transfer, the Tag-Along Seller shall provide each Eligible Securityholder written notice of the terms and conditions of such proposed transfer (“Tag-Along Notice”) and offer each Eligible Securityholder the opportunity to participate in such sale. The Tag-Along Notice shall identify the number and type of Company Securities subject to the offer (“Tag-Along Offer”), the cash price at which the Transfer is proposed to be made, and all other material terms and conditions of the Tag-Along Offer, including the form of the proposed agreement, if any.

From the date of the receipt of the Tag-Along Notice, each Eligible Securityholder shall have the right (a “Tag-Along Right”), exercisable by written notice (“Tag-Along Response Notice”) given to the Tag-Along Seller within 15 Business Days of such Eligible Securityholder’s receipt of the Tag-Along Notice (the “Tag-Along Notice Period”), to request that the Tag-Along Seller include in the proposed Transfer (any such Securityholder so requesting, a “Tagging Person”) the number and type of Company Securities held by such Tagging Person as is specified in such notice, provided that, if the aggregate number of Company Securities proposed to be sold by the Tag-Along Seller and all Tagging Persons in such transaction exceeds the number of that series or class of Company Securities that can be sold on the terms and conditions set forth in the Tag-Along Notice, then the Tag-Along Seller and each Tagging Person shall be entitled to include in the Tag-Along Sale only its Tag-Along

Portion of such series or class of Company Securities and such additional Company Securities as permitted by Section 4.01(d). Each Tagging Person that exercises its Tag-Along Rights hereunder shall deliver to the Tag-Along Seller, together with its Tag-Along Response Notice, a limited power-of-attorney authorizing the Tag-Along Seller to Transfer such Company Securities on the terms set forth in the Tag-Along Notice and, if the Company Securities are certificated, the certificate or certificates representing the Company Securities of such Tagging Person to be included in the Transfer. Any such securities so delivered shall be held in trust by the Tag-Along Seller for the benefit of the Tagging Person and shall not be commingled with the assets of the Tag-Along Seller. Delivery of the limited power-of-attorney authorizing the Tag-Along Seller to Transfer such Company Securities and, if the Company Securities are certificated, such certificate or certificates representing the Company Securities to be Transferred, shall constitute an irrevocable acceptance of the Tag-Along Offer by such Tagging Persons. Each Tag-Along Response Notice shall include wire transfer instructions for payment of the purchase price for each class or series of Company Securities to be sold in such Tag-Along Sale. The Tagging Persons shall (a) be required (i) to bear their proportionate share of any escrows, holdbacks or adjustments in purchase price and any transaction expenses and (ii) to make such customary representations, warranties and covenants and enter into such agreements as are customary for transactions of the nature of the Tag-Along Offer, in each case on terms no less favorable to the Tagging Persons than those disclosed in the Tag-Along Notice and (b) benefit from all of the same provisions of the definitive agreements as the Tag-Along Seller, it being understood that any liability of any Tagging Person for indemnification or similar post-closing obligations shall not exceed a proportional share of any such liability based on such Tagging Person’s share of the aggregate consideration in the Tag-Along Sale.

If at the end of the 90-day period after delivery of the Tag-Along Notice (which 90-day period shall be extended if any of the transactions contemplated by the Tag-Along Offer are subject to regulatory approval until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days following receipt of the Tag-Along Response Notice by the Tag-Along Seller), the Tag-Along Seller has not completed the Transfer of all such Company Securities on substantially the same terms and conditions set forth in the Tag-Along Notice, the Tag-Along Seller shall (i) return to each Tagging Person the limited power-of-attorney (and all copies thereof) together with all certificates representing the Company Securities that such Tagging Person delivered for Transfer pursuant to this Section 4.01(a) and (ii) not conduct any Transfer of Company Securities without again complying with this Section.

(b) Concurrently with the consummation of the Tag-Along Sale, the Tag-Along Seller shall notify the Tagging Persons thereof, shall remit to the Tagging Persons the total consideration (by wire transfer of immediately available funds or, if so requested by the Tagging Person, bank or certified check) then payable for the Company Securities of the Tagging Persons transferred pursuant thereto, less such Tagging Person’s proportionate share of any escrows, holdbacks or adjustments in purchase price, and any transaction expenses, and shall, promptly after the consummation of such Tag-Along Sale, furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by any Tagging Person. The Tag-Along Seller shall promptly remit to all Tagging Persons any additional consideration payable upon the release of any escrows or holdbacks or the payment of any adjustments.

(c) If at the termination of the Tag-Along Notice Period any Eligible Securityholder shall not have elected to participate in the Tag-Along Sale, such Eligible Securityholder will be deemed to have waived its rights under Section 4.01(a) with respect to the Transfer of its securities pursuant to such Tag-Along Sale.

(d) If any Tagging Person elects to exercise its Tag-Along Rights with respect to less than such Tagging Person’s Tag-Along Portion, the Tag-Along Seller and each other Tagging Person shall be entitled to Transfer, pursuant to the Tag-Along Offer, a number of Company Securities held by it equal to its Tag-Along Portion of such Tagging Person’s Tag-Along Portion with respect to which Tag-Along Rights were not exercised.

(e) The Tag-Along Seller may Transfer, on behalf of itself and any Tagging Person who exercises the Tag-Along Rights pursuant to this Section 4.01(a), the Company Securities subject to the Tag-Along Offer and elected to be Transferred on the terms and conditions set forth in the Tag-Along Notice within 90 days after delivery of the Tag-Along Notice (or such longer period as extended under Section 4.01(a)) of the date on which all Tag-Along Rights shall have been waived, exercised or expire provided that, if such Tag-Along Sale is subject to regulatory approval, such 90-day period shall be extended until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days following receipt of the Tag-Along Response Notice by the Tag-Along Seller.

(f) Notwithstanding the requirements of this Section 4.01, a Tag-Along Seller may Transfer Company Securities at any time without complying with the requirements of paragraphs (a) and (b) of Section 4.01 so long as such Transfer is solely for cash and the Tag-Along Seller deposits into escrow with an independent third party at the time of Transfer that amount of the consideration received in the sale equal to the “Tag-Along Escrow Amount.” The “Tag-Along Escrow Amount” shall equal that amount of consideration that all the Eligible Securityholders would have been entitled to receive if each of the Eligible Securityholders had the opportunity to participate in the Transfer as a Tagging Person to the extent of its Tag-Along Portion, determined as if each such Eligible Securityholder (i) delivered a Tag-Along Response Notice to the Tag-Along Seller in the time period set forth in Section 4.01(a) and (ii) proposed to include all of its Company Securities which it would have been entitled to include in the Transfer.

No later than the date of the Transfer, the Tag-Along Seller shall notify the Company in writing of the proposed Transfer. Such notice (the “Tag-Along Escrow Notice”) shall set forth the information required in the Tag-Along Notice, and in addition, such notice shall state the name of the escrow agent and the account number of the escrow account. The Company shall promptly, and in any event within ten days of the date the Company delivered or caused to be delivered, the Tag-Along Escrow Notice, deliver or cause to be delivered the Tag-Along Escrow Notice to each Eligible Securityholder.

An Eligible Securityholder may exercise the tag-along right described in this clause (f) by delivery to the Tag-Along Seller, within 15 days of the date the Company delivered or caused to be delivered the Tag-Along Escrow Notice, of (i) a written notice specifying the number of Company Securities it proposes to sell (which such number shall not exceed such Eligible Securityholder’s Tag-Along Portion determined as provided in the first paragraph of this Section 4.01(f)), and (ii) the certificates representing such securities, with transfer powers duly endorsed in blank.

Promptly after the expiration of the 15th day after the Company has delivered or caused to be delivered the Tag-Along Escrow Notice, (i) the Tag-Along Seller shall purchase that number of Company Securities as the Tag-Along Seller would have been required to include in the sale had the Tag-Along Seller complied with the provisions of Section 4.01(a), (ii) the Company shall cause to be released from the escrow to the Eligible Securityholder from whom the Tag-Along Seller purchases Company Securities pursuant to clause (i) of this paragraph the applicable amount of consideration due to such Eligible Securityholder together with any interest thereon, and (iii) all remaining funds and other consideration held in escrow shall be released to the Tag-Along Seller.

(g) Notwithstanding anything contained in this Section 4.01, there shall be no liability on the part of the Tag-Along Seller to the Tagging Persons (other than the obligation to return any limited powers-of-attorney (and all copies thereof) together with all certificates (if any) evidencing Company Securities, as the case may be, received by the Tag-Along Seller) if the Transfer of Company Securities pursuant to Section 4.01 is not consummated for whatever reason. Whether to effect a Transfer of Company Securities pursuant to this Section 4.01 by the Tag-Along Seller is in the sole and absolute discretion of the Tag-Along Seller.

(h) The provisions of this Section 4.01 shall not apply to any proposed Transfer of any class of Company Securities by the Tag-Along Seller (A) in a Public Offering or pursuant to Rule 144 or (B) pursuant to Section 4.02.

(i) With regard to each class and series of Company Securities, this Section 4.01 shall terminate as to each class and series of Company Securities immediately following the date on which the Aggregate Ownership of the Institutional Securityholders falls below 35% of the aggregate Initial Ownership of such Institutional Securityholders for such class or series of Company Securities; provided, that any transactions or series of transactions that would cause any Institutional Securityholder to hold less than 35% of its Initial Ownership for such class or series of Company Securities shall be subject to this Section 4.01.

Section 4.02. Right to Compel Participation in Certain Transfers. (a) If the Institutional Securityholders together propose (i) to Transfer not less than 50% of each of their respective Initial Ownership of any class or series of Company Securities to a Third Party in a bona fide sale or (ii) a Transfer in which the Company Securities to be Transferred by the Institutional Securityholders, plus the Company Securities to be Transferred by the Other Securityholders pursuant to this Section 4.02(a), constitute more than 50% of the outstanding Company Securities in a particular class or series to a Third Party pursuant to a bona fide sale, or

(iii) a sale of all or substantially all of the assets of the Company to a Third Party pursuant to a bona fide sale (any of (i), (ii) or (iii), a “Compelled Sale”), the Institutional Securityholders together may at their option require all Other Securityholders to vote all securities of the Company then held by such Other Securityholders in favor of such Compelled Sale and to Transfer the Drag-Along Portion of such class or series of Company Securities (“Drag-Along Rights”) then held by every Other Securityholder, and in the case of a Compelled Sale involving Common Shares (but subject to and at the closing of the Compelled Sale) to exercise such number of options or warrants for Common Shares held by every Other Securityholder as is required in order that a sufficient number of Common Shares are available to Transfer the relevant Drag-Along Portion of each such Other Securityholder, for the same consideration per unit of the relevant class of Company Security and otherwise on the same terms and conditions as the Institutional Securityholders, provided that any Other Securityholder who holds options or warrants the exercise price per share of which is greater than the per share price at which the Common Shares are to be Transferred to the Third Party may, if required by the Institutional Securityholders to exercise such options or warrants, in place of such exercise, submit to irrevocable cancellation thereof without any liability for payment of any exercise price with respect thereto. If the Compelled Sale is not consummated with respect to any Common Shares acquired upon exercise of such options or warrants, or the Compelled Sale is not consummated, such options or warrants shall be deemed not to have been exercised or canceled, as applicable. The CVC US Securityholder Representative and the FP Securityholder Representative, on behalf of the Institutional Securityholders, shall provide written notice of such Compelled Sale to the Other Securityholders (a “Compelled Sale Notice”) not later than the 15th day prior to the proposed Compelled Sale. The Compelled Sale Notice shall identify the transferee, in the case of a Compelled Sale pursuant to clauses (i) or (ii) of this Section 4.02(a), the number of Company Securities subject to the Compelled Sale, the consideration for which either a Transfer or a sale of all or substantially all of the assets of the Company, as appropriate, is proposed to be made (the “Compelled Sale Price”) and all other material terms and conditions of the Compelled Sale. The number of Company Securities to be sold by each Other Securityholder will be the Drag-Along Portion of the class of Company Securities that such Other Securityholder owns. Each Other Securityholder shall be required to participate in the Compelled Sale on the terms and conditions set forth in the Compelled Sale Notice and to tender all its Company Securities as set forth below. The price payable in such Transfer shall be the Compelled Sale Price. Not later than the tenth day following the date of the Compelled Sale Notice (the “Compelled Sale Notice Period”), each of the Other Securityholders shall deliver to a representative of the Institutional Securityholders designated in the Compelled Sale Notice certificates (to the extent the Company Securities are certificated), and in the case of options or warrants, the applicable instrument, representing all Company Securities comprising the Drag-Along Portion held by such Other Securityholder, duly endorsed, together with all other documents required to be executed in connection with such Compelled Sale or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such Company Securities pursuant to this Section 4.02(a) at the closing for such Compelled Sale against delivery to such Other Securityholder of the consideration therefor. If an Other Securityholder should fail to deliver such certificates to the Institutional Securityholders, the Company (subject to reversal under Section 4.02(b)) shall cause the books and records of the Company to show that such Company Securities are bound by the provisions of this Section 4.02(a) and that such Company Securities shall be Transferred to the Third Party immediately upon surrender for Transfer by the holder thereof. The Other Securityholders shall (a) be required (i) to bear their proportionate share of any escrows, holdbacks or adjustments in purchase price and any transaction expenses, (ii) to make such representations, warranties and covenants and enter into such agreements as are customary for transactions of the nature of the Compelled Sale, in each case under the terms of any definitive agreements relating to such Compelled Sale, (b) benefit from all of the same provisions of the definitive agreements as the Institutional Securityholders, (c) with respect to each class of Company Securities to be Transferred in such Compelled Sale, have the right to receive the same form of consideration and same amount of consideration as each other holder of such class, and (d) if any holders of a class of Company Securities are given an option as to the form and amount of consideration received, each holder of such class of Company Securities shall be given the same option, it being understood that any liability of any Other Securityholder for indemnification or similar post-closing obligations shall not exceed the consideration such Other Securityholder receives in the Compelled Sale and shall be a proportional share of any such liability based on such Other Securityholder’s share of the aggregate consideration in the Compelled Sale.

(b) The Institutional Securityholders shall have a period of 90 days from the date of receipt of the Compelled Sale Notice to consummate the Compelled Sale on the terms and conditions set forth in such Compelled Sale Notice, provided that, if such Compelled Sale is subject to regulatory approval, such 90-day period shall be extended until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days following the receipt of the Compelled Sale Notice by the Other Securityholders. If the Compelled Sale shall not have been consummated during such period, the Institutional Securityholders shall return to each of the Other Securityholders all certificates or other applicable instruments representing Company Securities that such Other Securityholders delivered for Transfer pursuant hereto, together with any documents in the possession of the Institutional Securityholders executed by the Other Securityholders in connection with such proposed Transfer, and all the restrictions on Transfer contained in this Agreement or otherwise applicable at such time with respect to such Company Securities owned by the Other Securityholders shall again be in effect.

(c) Concurrently with the consummation of the Transfer of Company Securities pursuant to this Section 4.02, the CVC US Securityholder Representative and the FP Securityholder Representative, on behalf of the Institutional Securityholders, shall give notice thereof to the Other Securityholders, shall remit to each of the Other Securityholders who have surrendered their certificates or other applicable instruments the total consideration (the cash portion of which is to be paid by wire transfer of immediately available funds, or if requested by the Other Securityholders, bank or certified check) for the Company Securities Transferred pursuant hereto, less such Other Securityholder’s proportionate share of any escrows, holdbacks or adjustments in purchase price, and any transaction expenses and shall furnish such other evidence of the completion and time of completion of such Transfer and the terms thereof as may be reasonably requested by such Other Securityholders. The Institutional Securityholders shall promptly remit any additional consideration payable upon the release of any escrows or holdbacks or the payment of any adjustments.

(d) Notwithstanding anything contained in this Section 4.02, there shall be no liability on the part of the Institutional Securityholders to the Other Securityholders (other than the obligation to return any certificates or other applicable instruments representing Company Securities received by the Institutional Securityholders) if the Transfer of Company Securities pursuant to this Section 4.02 is not consummated for whatever reason, regardless of whether the Institutional Securityholders have delivered a Compelled Sale Notice. Whether to effect a Transfer of Company Securities pursuant to this Section 4.02 by the Institutional Securityholders is in the sole and absolute discretion of the Institutional Securityholders.

(e) This Section 4.02 shall terminate upon the third anniversary of the date hereof.

ARTICLE 5

REGISTRATION RIGHTS

Section 5.01. Demand Registration. (a) If, at any time after the conclusion of the Applicable Holdback Period with respect to the First Public Offering, the Company shall receive a written request from (1) both the CVC US Securityholder Representative (on behalf of one or more of the entities comprising CVC US or their Permitted Transferees) and the FP Securityholder Representative (on behalf of one or more of the entities comprising FP or their Permitted Transferees) or (2) after the first anniversary of the date hereof, (A) either the CVC US Securityholder Representative (on behalf of one or more of the entities comprising CVC US or their Permitted Transferees) or the FP Securityholder Representative (on behalf of one or more of the entities comprising FP or their Permitted Transferees) or (B) the CVC Asia Pacific Securityholder Representative (on behalf of one or more of the CVC Asia Pacific Investors or their Permitted Transferees) (either of the foregoing, a “Demand Registration”) that the Company effect the registration under the Securities Act of all or a portion of such Requesting Securityholder’s Registrable Securities, and specifying the intended method of disposition thereof, then the Company shall promptly give written notice of such requested registration at least 15 days prior to the anticipated filing date of the registration statement relating to such Demand Registration to each Non-Requesting Securityholder. Upon the Company’s giving notice of a requested registration, the Company will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

(i) the Registrable Securities that the Company has been so requested to register by the Requesting Securityholders and, if they are not Requesting Securityholders, any Institutional Securityholder, CVC Asia Pacific Investors, Peninsula, and each of their respective Permitted Transferees participating in such registration, then held by the Requesting Securityholders and such participating Institutional Securityholder, and

(ii) subject to the restrictions set forth in Section 5.02, all other Registrable Securities of the same class or series as that requested to be registered by the Requesting Securityholders that are held by a Securityholder not covered by Section 5.01(a)(i) entitled to request the Company to effect an Incidental Registration pursuant to Section 5.02 (all such Securityholders, together with the Requesting Securityholders, the “Holders”) have requested the Company to register by written request received by the Company within 15 days after the receipt by such Holders of such written notice given by the Company, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that the Company shall not be obligated to effect a Demand Registration unless the gross aggregate proceeds expected to be received from the sale of the Common Shares requested to be included in such Demand Registration equal or exceed $25,000,000 or, in the case of a Shortform Registration, $5,000,000. In no event will the Company be required to effect more than one Demand Registration hereunder within any four-month period and the CVC Asia Pacific Securityholder Representative shall not be entitled to make more than two requests for Demand Registrations.

“Requesting Securityholder” means the Securityholder or Securityholders exercising such Demand or on whose behalf such Demand is being exercised. “Non-Requesting Securityholder” means each Securityholder with respect to a Demand Registration that is not a Requesting Securityholder.

“Shortform Registration” means a registration with the SEC on Form S-3 or any successor form then in effect.

(b) Promptly after the expiration of the 15-day period referred to in Section 5.01(a)(ii) hereof, the Company will notify all the Holders to be included in the Demand Registration of the other Holders and the number of shares of Registrable Securities requested to be included therein. At any time prior to the effective date of the registration statement relating to such registration, the Requesting Securityholder(s) may revoke such request, without liability to any of the other Holders, by providing a written notice from the party authorized to initiate the Demand Registration on behalf of such Requesting Securityholder(s) pursuant to Section 5.01(a) to the Company revoking such request. A request, so revoked, shall be considered to be a Demand Registration unless (i) such revocation arose out of the fault of the Company (in which case the Company shall be obligated to pay all Registration Expenses in connection with such revoked request), or (ii) the Requesting Securityholders reimburse the Company for all Registration Expenses of such revoked request.

(c) The Company will be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether it is effected, except as provided in (b)(ii) above.

(d) A Demand Registration shall not be deemed to have occurred:

(i) unless the registration statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least 120 days (or such shorter period in which all Registrable Securities of the Holders included in such registration have actually been sold thereunder), provided that such registration statement shall not be considered a Demand Registration if, after any registration statement requested pursuant to this Section 5.01 becomes effective, (x) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (y) less than 75% of the Registrable Securities included in such registration statement have been sold thereunder, or

(ii) if the Maximum Offering Size (as defined below) is reduced in accordance with Section 5.01(e) such that less than 75% of the Registrable Securities of the Requesting Securityholders sought to be included in such registration are included.

(e) If a Demand Registration involves an underwritten Public Offering and the managing underwriter shall advise the Company and the Requesting Securityholders that, in its view, the number of shares of Registrable Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company will include in such registration, in the priority listed below, up to the Maximum Offering Size:

(A) first, all Registrable Securities requested to be registered by the Requesting Securityholders and, if they are not Requesting Securityholders, the Institutional Securityholders, the CVC Asia Pacific Investors, Peninsula, and each of their respective Permitted Transferees (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such entities on the basis of the relative number of shares of Registrable Securities so requested to be registered), and

(B) second, any securities proposed to be registered for the account of any other Persons (including the Company), with such priorities among them as the Company shall determine.

(f) Upon written notice to each Requesting Securityholder, the Company may postpone effecting a registration pursuant to this Section 5.01 on one occasion during any period of 12 consecutive months for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed), if (1) an investment banking firm of recognized national standing shall advise the Company and the Requesting Securityholders in writing that effecting the registration would materially and adversely effect an offering of securities of such Company the preparation of which had then been commenced, (2) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes would not be in the best interests of the Company or (3) when the Requesting Securityholder is the CVC Asia Pacific Securityholder Representative, the Board determines that effecting such Demand Request would be inadvisable due to a pending or contemplated issuance of debt or equity securities by the Company; provided, that the Company may not defer a Demand Registration pursuant to clause (3) of Section 5.01(f) more than one time.

Section 5.02. Incidental Registration. (a) If, at any time after the First Public Offering, the Company proposes to register any Company Securities under the Securities Act (other than a registration on Form S-8 or S-4, or any successor or similar forms, relating to Common Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person), whether or not for sale for its own account, it will each such time, subject to the provisions of Section 5.02(b), give prompt written notice at least 15 days prior to the anticipated effective date of the registration statement relating to such registration to each Securityholder, which notice shall set forth such Securityholder’s rights under this Section 5.02 and shall offer such Securityholder the opportunity to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered as each such Securityholder may request (an “Incidental Registration”), subject to the provisions of 5.02(b). Upon the written request of any such Securityholder made within five days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Securityholder), the Company will use all reasonable efforts (subject to Section 5.02(b)) to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by all such Securityholders, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that (i) if such registration involves an underwritten Public Offering, all such Securityholders requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected as provided in Section 5.04(f) on the same economic terms and conditions as apply to the Company or the Requesting Securityholder, as applicable, and (ii) if, at any time after giving written notice pursuant to this Section 5.02(a) of its intention to register any securities for its own account but not in connection with any Demand Registration (except as set forth in Section 5.01) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all such Securityholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 5.02 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 5.01. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 5.02.

(b) If a registration pursuant to this Section 5.02 involves an underwritten Public Offering (other than any Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 5.01(e) shall apply) and the managing underwriter advises the Company that, in its view, the number of Registrable Securities that the Company and such Securityholders intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

(i) first, so much of the securities proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size,

(ii) second, all Registrable Securities requested to be included in such registration by the Institutional Securityholders, CVC Asia Pacific Investors, Peninsula, and each of their Permitted Transferees (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such entities or persons on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration),

(iii) third, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.

Section 5.03. Holdback Agreement. If any registration of Registrable Securities shall be in connection with a Public Offering (and, in the case of any Public Offering commencing after the First Public Offering, the lead managing underwriter shall so request), each Securityholder and the Company agree not to effect any public sale or distribution, including any sale pursuant to Rule 144 or Rule 144A under the Securities Act, or any successor provisions, of any Registrable Securities, and not to effect any such public sale or distribution of any other security of the Company or of any stock convertible into or exchangeable or exercisable for any Common Shares (in each case, other than as part of such Public Offering) during the 14 days prior to the effective date of the applicable registration statement (except as part of such registration) or during the period after such effective date equal to the lesser of (i) such period of time as the Company and the lead managing underwriter shall agree, which period of time shall be the holdback period applicable to all Securityholders, and (ii) 180 days (such lesser period, the “Applicable Holdback Period”).

Section 5.04. Registration Procedures. Whenever Securityholders request that any Registrable Securities be registered pursuant to Section 5.01 or 5.02 hereof, subject to the provisions of such Sections, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

(a) The Company will as expeditiously as possible prepare and file with the SEC a registration statement on any form reasonably acceptable to the Requesting Securityholders for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days, or in the case of a shelf registration statement, one year (or such shorter period in which all of the Registrable Securities of the Holders included in such registration statement shall have actually been sold thereunder).

(b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company will, if requested, furnish to each participating Securityholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Securityholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Securityholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Securityholder. Each of the CVC US Securityholder Representative, the FP Securityholder Representative and the CVC Asia Pacific Securityholder Representative shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Institutional Securityholder or any of the CVC Asia Pacific Investors or their Permitted Transferees, as the case may be, and the Company shall use all reasonable efforts to comply with such request, provided, however, that the Company shall not have any obligation so to modify any information if so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) After the filing of the registration statement, the Company will (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Securityholder holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission under state blue sky laws and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d) The Company will use all reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as any Securityholder holding such Registrable Securities reasonably (in light of such Securityholder’s intended plan of distribution)

requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Securityholder to consummate the disposition of the Registrable Securities owned by such Securityholder, provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e) The Company will immediately notify each Securityholder holding such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Securityholder and file with the SEC any such supplement or amendment.

(f) (i) (A) The CVC US Securityholder Representative and the FP Securityholder Representative, together, in the case of a Demand Registration made pursuant to clause (1) of Section 5.01(a), or (B) either the CVC US Securityholder Representative, the FP Securityholder Representative or CVC Asia Pacific Securityholder Representative, in the case of a Demand Registration made pursuant to clause (2) of Section 5.01(a) by such Institutional Securityholder or the CVC Asia Pacific Securityholder Representative, as applicable, will have the right, in their sole discretion, to select an underwriter or underwriters in connection with any Public Offering resulting from the exercise of a Demand Registration by such Securityholders, which underwriter or underwriters may include any Affiliate of any Institutional Securityholder, and (ii) the Company will select an underwriter or underwriters in connection with any other Public Offering. In connection with any Public Offering, the Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the NASD.

(g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company will make available for inspection by any Securityholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Section 5.04 and any attorney, accountant or other professional retained by any such Securityholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Securityholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates as the basis for any market transactions in the Company Securities unless and until such is made generally available to the public. Each Securityholder further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it will give notice to the Company and allow the Company, at its own expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(h) The Company will furnish to each such Securityholder and to each such underwriter, if any, a signed counterpart, addressed to such Securityholder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as a majority of such Securityholders (determined by Aggregate Ownership of Common Shares) or the managing underwriter therefor reasonably requests.

(i) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement or such other document covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(j) The Company may require each such Securityholder promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

(k) Each such Securityholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.04(e) hereof, such Securityholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Securityholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.04(e) hereof, and, if so directed by the Company, such Securityholder will deliver to the Company all copies, other than any permanent file copies then in such Securityholder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5.04(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.04(e) hereof to the date when the Company shall make available to such Securityholder a prospectus supplemented or amended to conform with the requirements of Section 5.04(e) hereof.

(l) The Company will use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

(m) The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

Section 5.05. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Securityholder holding Registrable Securities covered by a registration statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls such Securityholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by such Securityholder or on such Securityholder’s behalf expressly for use therein. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Securityholders provided in this Section 5.05.

Section 5.06. Indemnification by Participating Securityholders. Each Securityholder holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Securityholder, but only with respect to information furnished in writing by such Securityholder or on such Securityholder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each such Securityholder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 5.06. As a condition to including Registrable Securities in any registration statement filed in accordance with Article 5 hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. No Securityholder shall be liable under this Section 5.06 for any loss, claim, damage, liability or expense in excess of the net proceeds realized by such Securityholder in the sale of Registrable Securities of such Securityholder to which such loss, claim, damage, liability or expense relates.

Section 5.07. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 5, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses, provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

Section 5.08. Contribution. If the indemnification provided for in this Article 5 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Securityholders holding Registrable Securities covered by a registration statement, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Securityholders from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Securityholders in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Securityholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Securityholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Securityholders shall be deemed to be in the same proportion as the relative proceeds from the offering (net of underwriting discounts and commissions and expenses) received by the Company and such Securityholders. The relative fault of the Company on the one hand and of each such Securityholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Securityholders agree that it would not be just and equitable if contribution pursuant to this Section 5.08 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.08, no Securityholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Securityholder were offered to the public exceeds the amount of any damages that such Securityholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Securityholder’s obligation to contribute pursuant to this Section 5.08 is several in the proportion that the proceeds of the offering received by such Securityholder bears to the total proceeds of the offering received by all such Securityholders and not joint.

Section 5.09. Participation in Public Offering. No Person may participate in any Public Offering hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

Section 5.10. Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and each Securityholder participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

Section 5.11. Cooperation by the Company. If any Securityholder shall transfer any Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, the Company shall cooperate, to the extent commercially reasonable, with such Securityholder and shall provide to such Securityholder such information as such Securityholder shall reasonably request.

Section 5.12. No Transfer of Registration Rights. None of the rights of Securityholders under this Article 5 shall be assignable by any Securityholder to any Person acquiring Securities in any Public Offering or pursuant to Rule 144 or Rule 144A of the Securities Act.

ARTICLE 6

CERTAIN COVENANTS AND AGREEMENTS

Section 6.01. Confidentiality. (a) Each Securityholder agrees that Confidential Information (as defined below) furnished and to be furnished to it was and will be made available in connection with such Securityholder’s investment in the Company. Each Securityholder agrees that it will use, and that it will cause any Person to whom Confidential Information is disclosed pursuant to clause (i) below to use, the Confidential Information only in connection with its investment in the Company and not for any other purpose (including, without limitation, to disadvantage competitively the Company or any other Securityholder). Each

Securityholder further acknowledges and agrees that it will not disclose any Confidential Information to any Person, provided that Confidential Information may be disclosed (i) to such Securityholder’s Representatives (as defined below) in the normal course of the performance of their duties or to any financial institution providing credit to such Securityholder, (ii) to the extent required by applicable law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Securityholder is subject, provided that such Securityholder gives the Company prompt notice of such request(s), to the extent practicable, so that the Company may seek, at its expense, an appropriate protective order or similar relief (and the Securityholder shall cooperate with such efforts by the Company, and shall in any event make only the minimum disclosure required by such law, rule or regulation)), (iii) to any Person to whom such Securityholder is contemplating a Transfer of its Company Securities (provided that such Transfer would not be in violation of the provisions of this Agreement and as long as such potential transferee is advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement in form and substance satisfactory to the Company and consistent with the provisions hereof), (iv) to any regulatory authority or rating agency to which the Securityholder or any of its affiliates is subject or with which it has regular dealings, as long as such authority or agency is advised of the confidential nature of such information or (v) if the prior written consent of the Board shall have been obtained. Nothing contained herein shall prevent the use (subject, to the extent possible, to a protective order) of Confidential Information in connection with the assertion or defense of any claim by or against the Company or any Securityholder.

(b) “Confidential Information” means any information concerning the Company and Persons that are or become its Subsidiaries or the financial condition, business, operations or prospects of the Company and Persons that are or become its Subsidiaries in the possession of or furnished to any Securityholder (including, without limitation by virtue of its present or former right to designate a director of the Company), provided that the term “Confidential Information” does not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by a Securityholder or its partners, directors, officers, employees, agents, counsel, investment advisers or representatives (all such persons being collectively referred to as “Representatives”) in violation of this Agreement, (ii) is or was available to such Securityholder on a non-confidential basis prior to its disclosure to such Securityholder or its Representatives by the Company or (iii) was or becomes available to such Securityholder on a non-confidential basis from a source other than the Company, provided that such source is or was (at the time of receipt of the relevant information) not, to the best of such Securityholder’s knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Company or another Person.

Section 6.02. Information. So long as any Company Securities remain outstanding, the Company shall deliver to (i) each Five Percent Securityholder, (ii) each of the entities comprising the CVC Asia Pacific Investors, so long as such entity shall own any Securities, (iii) Peninsula, so long as such entity shall own any Securities, (iv) CVC Equity Fund, so long as such entity shall own any Securities and (v) FP LP, so long as such entity shall own any Securities:

(a) As soon as practicable and in any event within 30 days after the end of the first three fiscal quarters, consolidated balance sheets of the Company and its Subsidiaries as at the end of such period and the related consolidated statements of income, stockholders’ equity and cash flow of the Company and its Subsidiaries for such fiscal quarter, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the Company’s Chief Financial Officer that they fairly present the financial condition of the Company and its Subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated, subject to normal year-end adjustments;

(b) As soon as practicable and in any event within 90 days after the end of each fiscal year of the Company commencing with the fiscal year ending December 31, 2004, consolidated balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders’ equity and cash flow of the Company and its Subsidiaries for such fiscal year, setting forth in each case, in comparative form, the consolidated figures for the previous year, all in reasonable detail and accompanied by a report thereon of independent certified public accountants of recognized national standing selected by the Company, which report shall state that such consolidated financial statements present fairly the financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

(c) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its securityholders or by any Subsidiary of the Company to its securityholders other than the Company or another Subsidiary, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Company or any of its Subsidiaries with any securities exchange or with the SEC or any governmental authority succeeding to any of its functions, and of all press releases and other written statements made available generally by the Company or any Subsidiary to the public concerning material developments in the business of the Company and its Subsidiaries; and

(d) From time to time such additional information regarding the financial position or business of the Company and its Subsidiaries as a Securityholder may reasonably request.

Section 6.03. Reports. In lieu of the information provided in Section 6.02 (a) and (b), the Company may furnish the Securityholders with the quarterly and annual financial reports that the Company is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act.

Section 6.04. Appointment of Securityholder Representative. (a) Each of CVC Asia LP, CVC Asia II LP, CVC Asia II Parallel LP and Asia Investors and, to the extent that any Permitted Transferee of CVC Asia LP, CVC Asia II LP, CVC Asia II Parallel LP or Asia Investors shall have become a Securityholder, such Securityholder irrevocably appoints the CVC Asia Pacific Securityholder Representative its agent and true and lawful attorney-in-fact, with full power of substitution, to take the actions, receive notices and exercise the powers delegated to the CVC Asia Pacific Securityholder Representative under this Agreement in the name of each such Securityholder, together with such actions and powers as are reasonably incidental thereto. Notwithstanding the foregoing, the CVC Asia Pacific Securityholder Representative shall not take any action or exercise any power to the extent that the holders of the majority of the Company Securities held by CVC Asia LP, CVC Asia II LP, CVC Asia II Parallel LP and Asia Investors and their Permitted Transferees shall have voted to prevent the CVC Asia Pacific Securityholder Representative from taking such action or exercising such power. “CVC Asia Pacific Securityholder Representative” means CVC Capital Partners Asia II Limited, a Jersey company (“CVC Asia II Limited”), as agent for CVC Asia LP, CVC Asia II LP, CVC Asia II Parallel LP, Asia Investors and their Permitted Transferees that are Securityholders. The entity appointed as the CVC Asia Pacific Securityholder Representative may be replaced at any time and from time to time by the vote of a majority of the Company Securities held by CVC Asia LP, CVC Asia II LP, CVC Asia II Parallel LP and Asia Investors and their Permitted Transferees. Either of CVC Asia II Limited or the new CVC Asia Pacific Securityholder Representative shall notify the Company of such appointment as promptly as practicable after such appointment.

(b) Each of CVC Employee Fund, CVC Equity Fund and CVC Executive Fund, each CVC Co-Investor and, to the extent that any Permitted Transferee of CVC Employee Fund, CVC Equity Fund, CVC Executive Fund and any CVC Co-Investor shall have become a Securityholder, such Securityholder irrevocably appoints the CVC US Securityholder Representative its agent and true and lawful attorney-in-fact, with full power of substitution, to take the actions, receive notices and exercise the powers delegated to the CVC US Securityholder Representative under this Agreement in the name of each such Securityholder, together with such actions and powers as are reasonably incidental thereto. Notwithstanding the foregoing, the CVC US Securityholder Representative shall not take any action or exercise any power to the extent that the holders of the majority of the Company Securities held by CVC Employee Fund, CVC Equity Fund, CVC Executive Fund, the CVC Co-Investors, and their Permitted Transferees shall have voted to prevent the CVC US Securityholder Representative from taking such action or exercising such power. “CVC US Securityholder Representative” means CVC Equity Fund as agent for CVC Employee Fund, CVC Equity Fund, CVC Executive

Fund, CVC Co-Investors, and their Permitted Transferees that are Securityholders. The entity appointed as the CVC US Securityholder Representative may be replaced at any time and from time to time by the vote of a majority of the Company Securities held by CVC Employee Fund, CVC Equity Fund and CVC Executive Fund, CVC Co-Investors, and their Permitted Transferees. Either of CVC Equity Fund or the new CVC US Securityholder Representative shall notify the Company of such appointment as promptly as practicable after such appointment.

(c) Each of FP LP, FP Fund A, FP Annual Fund, FP Co-Invest and, to the extent that any Permitted Transferee of FP LP, FP Fund A, FP Annual Fund or FP Co-Invest shall have become a Securityholder, such Securityholder irrevocably appoints the FP Securityholder Representative its agent and true and lawful attorney-in-fact, with full power of substitution, to take the actions, receive notices and exercise the powers delegated to the FP Securityholder Representative under this Agreement in the name of each such Securityholder, together with such actions and powers as are reasonably incidental thereto. Notwithstanding the foregoing, the FP Securityholder Representative shall not take any action or exercise any power to the extent that the holders of the majority of the Company Securities held by FP LP, FP Fund A, FP Annual Fund and FP Co-Invest and their Permitted Transferees shall have voted to prevent the FP Securityholder Representative from taking such action or exercising such power. “FP Securityholder Representative” means FP LP as agent for FP LP, FP Fund A, FP Annual Fund and FP Co-Invest and their Permitted Transferees that are Securityholders. The entity appointed as the FP Securityholder Representative may be replaced at any time and from time to time by the vote of a majority of the Company Securities held by FP LP, FP Fund A, FP Annual Fund and FP Co-Invest and their Permitted Transferees. Either of FP LP or the new FP Securityholder Representative shall notify the Company of such appointment as promptly as practicable after such appointment.

(d) Each of Peninsula and, to the extent that any Permitted Transferee of Peninsula shall have become a Securityholder, such Securityholder irrevocably appoints the Peninsula Securityholder Representative its agent and true and lawful attorney-in-fact, with full power of substitution, to take the actions, receive notices and exercise the powers delegated to the Peninsula Securityholder Representative under this Agreement in the name of each such Securityholder, together with such actions and powers as are reasonably incidental thereto. Notwithstanding the foregoing, the Peninsula Securityholder Representative shall not take any action or exercise any power to the extent that the holders of the majority of the Company Securities held by Peninsula and its Permitted Transferees shall have voted to prevent the Peninsula Securityholder Representative from taking such action or exercising such power. “Peninsula Securityholder Representative” means Peninsula as agent for Peninsula and its Permitted Transferees that are Securityholders. The entity appointed as the Peninsula Securityholder Representative may be replaced at any time and from time to time by the vote of a majority of the Company Securities held by Peninsula and its Permitted Transferees. Either of Peninsula or the new Peninsula Securityholder Representative shall notify the Company of such appointment as promptly as practicable after such appointment.

ARTICLE 7

MISCELLANEOUS

Section 7.01. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

Section 7.02. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 7.03. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Company Securities or otherwise, except that any Permitted Transferee acquiring Company Securities and any Person acquiring Company Securities who is required by the terms of this Agreement or any employment agreement or stock purchase, option, stock option or other compensation plan of the Company or any Subsidiary to become a party hereto shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement in the form of the Joinder and shall thenceforth be a “Securityholder.” Any Securityholder who ceases to own beneficially any Company Securities shall cease to be bound by the terms hereof (other than (i) the provisions of Sections 5.05, 5.06, 5.07, 5.08 and 5.10 applicable to such Securityholder with respect to any offering of Registrable Securities completed before the date such Securityholder ceased to own any Company Securities and (ii) Section 6.01 and Article VII).

Section 7.04. Waiver; Amendment; Termination. No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with approval of the Board and Securityholders (including both Institutional Securityholders) holding at least 50% of the outstanding Common Shares held by the parties hereto at the time of such proposed amendment or modification, provided that no such amendment shall disproportionately adversely affect any Securityholder without such Securityholder’s express consent; provided, that any such modification or amendment or waiver that affects one Securityholder in a way that is materially adverse to such Securityholder relative to all other similarly situated Securityholders cannot be effected without the written consent of such Securityholder.

Section 7.05. Notices. All notices, requests and other communications to any party shall be in writing (including facsimile transmissions) and shall be given,

if to the Company to:

MagnaChip Semiconductor Corporation

c/o MagnaChip Semiconductor Ltd.

891 Daechi-dong, Gangnam-gu

Seoul 135-738 Korea

Attn: John McFarland, General Counsel

Fax: +82-2-3459-3898

with copies (which shall not constitute notice) to:

Citigroup Venture Capital Equity Partners, L.P.

c/o Court Square Advisor, LLC

Park Avenue Plaza

55 East 52nd Street, 34th Floor

New York, NY 10055

USA

Attn: David F. Thomas

Fax: (212) 752-5766

Francisco Partners

2882 Sand Hill Road

Suite 280

Menlo Park, CA 94025

Attn: Dipanjan Deb

Fax: (650) 233-2999

and

Dechert LLP

30 Rockefeller Plaza

New York, NY 10112

USA

Attn: Sang H. Park

Fax: (212) 698-3599

if to CVC Asia II Limited, as Asia Pacific Securityholder Representative for CVC Asia Pacific Investors:

CVC Capital Partners Asia II Ltd.

22 Grenville Street,

St. Helier, Jersey JE4 8PX,

Channel Islands

Attn: Brian Scholfield

Fax: +44 1534-609-333

with copies (which shall not constitute notice) to:

CVC Asia Pacific Limited 17th Floor, Hungkuk Life Insurance

Building 226, Shinmoonro 1-ga,

Chongro-Ku, Seoul

Korea 110-061 Attn: Mr. Roy Kuan

Fax: (813) 5462 5150

and

Kirkland & Ellis

Citigroup Center

153 E. 53rd Street, 38th Floor

New York, New York 10022

USA

Attn: Geoffrey W. Levin

Fax: (212) 446-6460

if to CVC Asia LP:

CVC Capital Partners Asia Pacific L.P.

P.O. Box 87

18 Grenville Street,

St.Helier, Jersey JE4 8PX,

Channel Islands

Attn: Liz Barlow

Fax: ++44 1534 609333

with copies (which shall not constitute notice) to:

CVC Asia Pacific Limited

17th Floor, Hungkuk Life Insurance

Building 226, Shinmoonro 1-ga,

Chongro-Ku, Seoul

Korea 110-061

Attn: Mr. Roy Kuan

Fax: (813) 5462 5150

and

Kirkland & Ellis

Citigroup Center

153 E. 53rd Street, 38th Floor

New York, New York 10022

USA

Attn: Geoffrey W. Levin

Fax: (212) 446-6460

if to CVC Asia II LP or CVC Asia II Parallel LP:

CVC Capital Partners Asia Pacific II L.P. or CVC Capital Partners Asia Pacific II Parallel Fund - A, L.P.

P.O. Box 87

22 Grenville Street,

St. Helier, Jersey JE4 8PX,

Channel Islands

Attn: Liz Barlow

Fax: +44 1534 609333

with copies (which shall not constitute notice) to:

CVC Asia Pacific Limited

17th Floor, Hungkuk Life Insurance

Building 226, Shinmoonro 1-ga,

Chongro-Ku, Seoul

Korea 110-061

Attn: Mr. Roy Kuan

Fax: (813) 5462 5150

and

Kirkland & Ellis

Citigroup Center

153 E. 53rd Street, 38th Floor

New York, New York 10022

USA

Attn: Geoffrey W. Levin

Fax: (212) 446-6460

if to Asia Investors:

Asia Investors LLC

c/o CVC Asia Pacific Limited

Suite 901-3

ICBC Tower

Citibank Plaza

3 Garden Road

Central, Hong Kong

Attn: Mark Ku/Kelvin Yuen

Fax: +85 23518 6380

with copies (which shall not constitute notice) to:

CVC Asia Pacific Limited

17th Floor, Hungkuk Life Insurance

Building 226, Shinmoonro 1-ga,

Chongro-Ku, Seoul

Korea 110-061

Attn: Mr. Roy Kuan

Fax: (813) 5462 5150

and

Kirkland & Ellis

Citigroup Center

153 E. 53rd Street, 38th Floor

New York, New York 10022

USA

Attn: Geoffrey W. Levin

Fax: (212) 446-6460

if to CVC Equity Fund, as CVC US Securityholder Representative for CVC US to:

Citigroup Venture Capital Equity Partners, L.P.

c/o Court Square Advisor, LLC

Park Avenue Plaza

55 East 52nd Street, 34th Floor

New York, NY 10055

USA

Attn: David F. Thomas

Fax: (212) 752-5766

with a copy (which shall not constitute notice) to:

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

USA

Attn: Geraldine A. Sinatra

Fax: (215) 994-2222

if to FP, to:

Francisco Partners

2882 Sand Hill Road

Suite 280

Menlo Park, CA 94025

Attn: Dipanjan Deb

Fax: (650) 233-2999

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell

1600 El Camino Real

Menlo Park, CA 94025

Attn: William M. Kelly

          Sarah K. Solum

Fax: (650) 752-2111

        (650) 752-3611

if to Peninsula, to:

Peninsula Investment Pte Ltd

c/o Government of Singapore Investment Corporation

255 Shoreline Dr.

Suite 600

Redwood City, CA 94065

USA

Attn: Andrew Kwee

Fax: (650) 802-1212

with a copy to:

Heller Ehrman LLP

333 Bush Street

San Francisco, CA 94104-2878

USA

Attn: Sheryl L. R. Miller

Fax: (415) 772-6268

if to any Management Investor or CVC Co-Investor, at the address for such Management Investors or CVC Co-Investors as appears in the books and records of the Company.

All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Any Person who becomes a Securityholder shall provide its address and fax number to the Company, which shall promptly provide such information to each other Securityholder.

Section 7.06. Fees and Expenses. The Company shall pay all out-of-pocket costs and expenses of the Institutional Securityholders, the CVC Asia Pacific Investors and Peninsula in connection with filing obligations under applicable securities law incident to their ownership of Company Securities and otherwise related to transferring ownership of Company Securities (including in connection with a negotiated sale of Company Securities), including the fees and expenses of counsel; provided, that in the case of Peninsula and the CVC Asia Pacific Investors, such expenses shall be paid only following delivery to the Company of reasonable documentation therefor and shall not exceed $50,000 in the aggregate (for each of Peninsula, on the one hand, and the CVC Asia Pacific Investors, on the other).

Section 7.07. Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

Section 7.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

Section 7.09. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

Section 7.10. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.11. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

Section 7.12. Consent to Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the District of Delaware or any Delaware State court sitting in Delaware, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.05 shall be deemed effective service of process on such party.

Section 7.13. Severability. If one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum possible extent so as to effectuate the parties’ intent to the maximum possible extent, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

Section 7.14. Recapitalization. If any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Company Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Company Securities or any other change in capital structure of the Company, appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as fairly and equitably to preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

Section 7.15. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with, or grants rights superior to the rights granted to the Securityholders pursuant to, this Agreement. The Company represents and warrants to each Securityholder that it has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MAGNACHIP SEMICONDUCTOR CORPORATION

By:
Name:
Title:

MAGNACHIP SEMICONDUCTOR LLC

By:
Name:
Title:

Third Amended and Restated Securityholders’ Agreement

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CVC CAPITAL PARTNERS ASIA PACIFIC L.P.
	By:	CVC Capital Partners Asia Limited, its general partner

By:
Name:
Title:

ASIA INVESTORS LLC
	By:	Citicorp Securities Asia Pacific Limited, its managing member

By:
Name:
Title:

CVC CAPITAL PARTNERS ASIA PACIFIC II L.P.
	By:	CVC Capital Partners Asia II Limited, its general partner

By:
Name:
Title:

CVC CAPITAL PARTNERS ASIA PACIFIC II PARALLEL FUND – A, L.P.
	By:	CVC Capital Partners Asia II Limited, its general partner

By:
Name:
Title:

Third Amended and Restated Securityholders’ Agreement

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CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.
	By:	CVC Partners LLC, as general partner
		By:	Citigroup Venture Capital GP Holdings, Ltd., as managing member

By:
Name:
Title:

CVC EXECUTIVE FUND LLC
	By:	Citigroup Venture Capital GP Holdings, Ltd., as managing member

By:
Name:
Title:

CVC/SSB EMPLOYEE FUND, L.P.
	By:	CVC Partners LLC, as general partner
		By:	Citigroup Venture Capital GP Holdings, Ltd., as managing member

By:
Name:
Title:

Third Amended and Restated Securityholders’ Agreement

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FRANCISCO PARTNERS, L.P.
	By:	Francisco Partners GP, LLC
Its General Partner
By:
Name:
Title:	Managing Member

FRANCISCO PARTNERS FUND A, L.P.
	By:	Francisco Partners GP, LLC
Its General Partner
By:
Name:
Title:	Managing Member

FP ANNUAL FUND INVESTORS, LLC
	By:	Francisco Partners Management, LLC
Its Manager

By:
Name:
Title:	Managing Member

FP-MAGNACHIP CO-INVEST, LLC
	By:	Francisco Partners GP, LLC
Its Manager

By:
Name:
Title:	Managing Member

Third Amended and Restated Securityholders’ Agreement

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PENINSULA INVESTMENT PTE. LTD.

By:
Name:
Title:

Third Amended and Restated Securityholders’ Agreement

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CVC CO-INVESTORS:

Clayton M. Albertson

Christopher Bloise

John Civantos

FLATBUSH AVENUE INVESTMENT PARTNERS, LLC

By:
Name:
Title:

Michael A. Delaney

Markus Ehrler

Scott Elkins

Michael S. Gollner

Ian D. Highet

Third Amended and Restated Securityholders’ Agreement

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Richard E. Mayberry, Jr.

ALCHEMY, L.P.

By:
Name:	Thomas McWilliams
Title:	General Partner

Harris Newman

BG PARTNERS LP

By:
Name:
Title:

BG/CVC-1

By:
Name:
Title:

Joseph M. Silvestri

SILVESTRI 2002 TRUST

By:
Name:
Title:

David F. Thomas

Third Amended and Restated Securityholders’ Agreement

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THE NATASHA FOUNDATION

By:
Name:
Title:

Jeffrey F. Vogel

ABG INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Maxim Kushner

Andrew S. Gesell

Diana K. Mayer

Third Amended and Restated Securityholders’ Agreement

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MANAGEMENT INVESTORS:

Jerry Baker

Dr. Youm Huh

Robert Krakauer

Victoria Nam

Third Amended and Restated Securityholders’ Agreement

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EXHIBIT A

JOINDER TO SECURITYHOLDERS’ AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Third Amended and Restated Securityholders’ Agreement dated as of [            ], 2008 by and among, MagnaChip Semiconductor Corporation, MagnaChip Semiconductor LLC, CVC Capital Partners Asia Pacific L.P., Asia Investors LLC, CVC Capital Partners Asia Pacific II L.P., CVC Capital Partners Asia Pacific II Parallel Fund - A, L.P., Citigroup Venture Capital Equity Partners, L.P., CVC Executive Fund LLC, CVC/SSB Employee Fund, L.P., CVC Co-Investors (as defined therein), Francisco Partners, L.P., Francisco Partners Fund A, L.P., FP Annual Fund Investors, LLC, FP-MagnaChip Co-Invest, LLC, Peninsula Investment Pte. Ltd., Management Investors (as defined therein) and certain other persons named therein (the “Securityholders’ Agreement”), as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Securityholders’ Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Securityholders’ Agreement as of the date hereof and shall have all of the rights and obligations of a “Securityholder” thereunder as if it had executed the Securityholders’ Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Securityholders’ Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:                  ,

[NAME OF JOINING PARTY]

By:
Name:
Title:

Address for Notices:

Third Amended and Restated Securityholders’ Agreement

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Schedule I

CVC Co-Investors

Clayton M. Albertson

Christopher Bloise

John Civantos

Flatbush Avenue Investment Partners, LLC

Michael A. Delaney

Markus Ehrler

Scott Elkins

Michael S. Gollner

Ian D. Highet

Richard E. Mayberry, Jr.

Alchemy, L.P.

Harris Newman

BG Partners LP

BG/CVC-1

Joseph M. Silvestri

Silvestri 2002 Trust

David F. Thomas

The Natasha Foundation

Jeffrey F. Vogel

ABG Investment Management, LLC

Maxim Kushner

Andrew S. Gesell

Diana K. Mayer

Third Amended and Restated Securityholders’ Agreement

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Schedule II

Management Investors

Jerry Baker

Dr. Youm Huh

Robert Krakauer

Victoria Nam

Third Amended and Restated Securityholders’ Agreement

Signature Page